SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION INCLUDED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     The Central European Equity Fund, Inc.
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

       2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

       4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

       5) Total fee paid:

       ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

       1) Amount previously paid:

       ---------------------------------------------------

       2) Form, Schedule or Registration Statement No.:

       ---------------------------------------------------

       3) Filing Party:

       ---------------------------------------------------

       4) Date Filed:

       ---------------------------------------------------

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 30, 1998

                              --------------------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The Central European Equity Fund, Inc. (the "Fund") will be held at 2:00 P.M., New York time, on June 30, 1998 at the offices of Deutsche Bank Securities Inc. (formerly Deutsche Morgan Grenfell Inc.), 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1.    To elect three Directors.

      2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending October 31, 1998.

      3. To transact such other business as may come before the meeting or any adjournment thereof.

      Only holders of record of Common Stock at the close of business on May 25, 1998 are entitled to notice of and to vote at this meeting or any adjournment thereof.

      If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 909 Third Avenue, New York, New York 10022, or 1-800-662-5200.

                                                  Robert R. Gambee
                                                  Chief Operating Officer
                                                  and Secretary

Dated: May 26, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 30, 1998

                              --------------------
                                 PROXY STATEMENT
                              --------------------

      This proxy statement is furnished by the Board of Directors of The Central European Equity Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 P.M., New York time, on June 30, 1998 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the ratification of the selection of independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

      The close of business on May 25, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 12,439,630 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 26, 1998.

      The Board of Directors of the Fund has nominated three Directors for election at the Meeting (Proposal 1) and approved the selection of Price Waterhouse LLP as independent accountants to the Fund for the fiscal year ending October 31, 1998, for ratification by the stockholders at the Meeting (Proposal
2).

      The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Because of the affirmative votes required for Proposal 1, abstentions and broker non-votes will have the same effect as votes "against" such Proposal. Because of the nature of the business to be acted on at the Meeting, the Fund does not anticipate receiving any broker "non-votes".

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class I expires at the 1998 annual meeting, Class II at the next succeeding annual meeting and Class III at the following succeeding annual meeting. Three Class I nominees are proposed in this Proxy Statement for election.

     Should any vacancy occur on the Board of Directors for reasons other than an increase in the number of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy by the vote of a majority of their number, as at present. Should any vacancy occur on the Board of Directors as a result of an increase in the number of Directors, a majority of the entire Board of Directors would be able to fill such vacancy. Any Director elected by the Board to fill a vacancy would hold office until the next annual meeting of shareholders. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

     Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Each of the nominees is currently a member of the Board of Directors.

Information Regarding Directors and Officers

     The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Prof. Dr. Kohler, Mr. Storr and Mr. Dobson, who were elected to the Board on May 10, 1991, February 3, 1997, and April 30, 1998, respectively.

     The following Directors have been nominated for election at the 1998 Annual
Meeting:


                                                                                                      Shares of Common Stock
                                                                                                        Beneficially Owned,
                                                                 Principal Occupations                Directly or Indirectly,
     Name                 Age     Position with Fund            During Past Five Years                  at May 25, 1998(1)
     ----                 ---     ------------------            ----------------------                  ------------------
Detlef Bierbaum(3)        55      Director                Partner of Sal. Oppenheim Jr. & Cie                  --
   Class I                                                  KGaA. Member of the Supervisory
                                                            Boards  of  Nanz  Stiftung, ESCADA
                                                            Aktiengesellschaft, Deutz AG, Scor
                                                            Deutschland Ruckversicherungs-
                                                            Actiengesellschaft, Tertia Handels-
                                                            beteiligungsgesellschaft mbH and
                                                            Douglas AG.

Michael W.R.              46      Chairman and            Member of the Board of Managing                      --
Dobson(2)(3)                        Director                Directors of Deutsche Bank AG,
   Class I                                                  Chairman of Deutsche Group Plc,
                                                            Deutsche Bank de Bary N.V.,
                                                            Deutsche Fonds Holding GmbH,
                                                            Deutsche Gesellschaft fur
                                                            Fondverwaltung mbH, DWS Deutsche
                                                            Gesellschaft fur


                                                                                                      Shares of Common Stock
                                                                                                        Beneficially Owned,
                                                                 Principal Occupations                Directly or Indirectly,
     Name                 Age     Position with Fund            During Past Five Years                  at May 25, 1998(1)
     ----                 ---     ------------------            ----------------------                  ------------------
                                                            Wertpapiersparen mbH, Morgan
                                                            Grenfell Asset Management Ltd,
                                                            Morgan Grenfell Capital Ltd.,
                                                            Morgan Grenfell Development Capital
                                                            Holdings Ltd., Morgan Grenfell Strategic
                                                            Investments Ltd. and Phoenix Travel Ltd.
                                                            Director of Anglo & Overseas Trust,
                                                            Deutsche Asset Management GmbH and
                                                            Morgan Grenfell Investments Holdings Ltd.

Edward C. Schmults(5)     67      Director                Member of the Board of Directors of                    697
        Class I                                             Green Point Financial Corp. Chairman
                                                            of the Board of Trustees of The Edna
                                                            McConnell Clark Foundation. Senior Vice
                                                            President-External Affairs and General
                                                            Counsel of GTE Corporation (1984-1994).
                                                            Deputy Attorney General of the U.S.,
                                                            Department of Justice (1981-1984).
                                                            Partner, White & Case (1965-1973
                                                            and 1977-1981).

      The following are Directors whose terms continue:

                                                                                                      Shares of Common Stock
                                                                                                        Beneficially Owned,
                                                                 Principal Occupations                Directly or Indirectly,
     Name                 Age     Position with Fund            During Past Five Years                  at May 25, 1998(1)
     ----                 ---     ------------------            ----------------------                  ------------------
John A. Bult(2)(3)        61      Director                Chairman of PaineWebber International,               3,246
   Class II                                                 Director of PaineWebber Group, Inc.,
                                                            Director of The France Growth Fund,
                                                            Inc. and The Greater China Fund, Inc.

Dr. Juergen F.            59      Director                Chairman of the Board of Executive                    --
Strube                                                      Directors of BASF AG. Chairman
   Class II                                                 and President of BASF Corporation
                                                            (1985-1988).

Robert H.                 58      Director                President of The Wadsworth Group, First                533
Wadsworth(2)(5)                                             Fund Distributors, Inc. and Guinness
   Class II                                                 Flight Investment Funds, Inc. Vice
                                                            President of Professionally Managed
                                                            Portfolios and Advisors Series Trust.


                                                                                                      Shares of Common Stock
                                                                                                        Beneficially Owned,
                                                                 Principal Occupations                Directly or Indirectly,
     Name                 Age     Position with Fund            During Past Five Years                  at May 25, 1998(1)
     ----                 ---     ------------------            ----------------------                  ------------------
Prof. Dr. Claus           70      Director                Member of the Administrative Board                   --
Kohler                                                      of Bundesanstalt fur
   Class III                                                Vereinigungsbedingte Sonderaufgaben
                                                            (1995-1996). Member of the
                                                            Administrative Board of Treuhandanstalt
                                                            (1990-1994). Member of the Board of
                                                            Governors and of the Central Bank
                                                            Council of Deutsche Bundesbank
                                                            (until 1990). Member of the Advisory
                                                            Board of Westfalische Hypothekenbank AG.
                                                            Member of the Advisory Panel to the Board
                                                            of Governors of the Central Bank of Oman.
                                                            Member of the Board (Kuratorium) of the
                                                            Institute of Empirical Economic Research.
                                                            Professor of Economics, University of
                                                            Hannover. Professor of Economics,
                                                            University of Frankfurt a.M.

Christian H.              54      Director                Managing Director of DWS-Deutsche                     --
Strenger(2)(3)(4)(5)                                        Gesellschaft fur Wertpapiersparen
   Class III                                                mbH (since 1991). Managing Director of
                                                            Deutsche Bank Securities Corporation
                                                            (1986-1991).

Werner Walbrol(5)         59      Director                President and Chief Executive Officer                  200
   Class III                                                of the German American Chamber of
                                                            Commerce, Inc. and the European American
                                                            Chamber of Commerce, Inc. Member of the
                                                            United States German Youth Exchange Council.
                                                            Director of TUV Rheinland of North America,
                                                            Inc. and DB New World Fund, Limited and LDC.
                                                            President and Director of German American
                                                            Partnership Program.


                                                                                                      Shares of Common Stock
                                                                                                        Beneficially Owned,
                                                                 Principal Occupations                Directly or Indirectly,
     Name                 Age     Position with Fund            During Past Five Years                  at May 25, 1998(1)
     ----                 ---     ------------------            ----------------------                  ------------------
Otto Wolff von            79      Director                Chairman of the Board of Otto Wolff                   --
Amerongen                                                   Industrieberatung & Beteiligungen
   Class III                                                GmbH (industrial consulting). Chairman
                                                            of the German East-West Trade Committee.
                                                            Honorary Chairman of the Association of
                                                            German Chambers of Industry and Commerce.
                                                            Chairman of the Board of Management of the
                                                            Otto Wolff von Amerongen Foundation. Member
                                                            of the Atlantic Advisory Council of United
                                                            Technologies Corp. (until 1992). Chairman
                                                            of the Supervisory Board of DWA, Deutsche
                                                            Waggonbau AG. Member of the Advisory Council
                                                            of Allianz Versicherungs-AG (through 1994).
                                                            Member of the Advisory Council of Creditanstalt-
                                                            Bankverein. President of the German Society
                                                            for East European Studies. Member of the
                                                            Board of Directors of the German Society
                                                            for Foreign Affairs.

Hans G. Storr             66      Director                President, Storr Investments. Chief                  3,135
   Class II                                                 Financial Officer of Philip Morris Companies,
                                                            Inc. (1979-1996), Member of the Board of
                                                            Directors of Philip Morris Companies, Inc.
                                                            (1982-1996), Chairman and Chief Executive
                                                            Officer of Philip Morris Capital Corporation
                                                            (1982-1996).

----------
(1) As of May 25, 1998, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Dobson, Strenger and Wadsworth each also serves as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(3) Indicates "interested" Director, as defined in the 1940 Act. Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Mr. Dobson is an "interested" Director because of his affiliation with Deutsche Bank AG ("Deutsche Bank"), of which Deutsche Bank Securities Inc. is an indirect, wholly-owned subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Mr. Strenger owns shares of Deutsche Bank, of which Deutsche Asset Management GmbH ("DBAM") and Deutsche Bank Securities Inc. are wholly-owned subsidiaries. As of May 25, 1998, Mr. Strenger owned less than 1% of the outstanding shares of Deutsche Bank.

(5) Indicates that Messrs. Schmults, Strenger, Wadsworth and Walbrol each also serves as a Trustee of Deutsche Portfolios, an open-end registered investment company for which Deutsche Bank Securities Inc. acts as sub-adviser of two portfolios and an affiliate of Deutsche Bank Securities Inc. acts as investment manager.

      Each Director also serves as a Director of The Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

      The Board of Directors presently has an Audit Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met five times during the fiscal year ended October 31, 1997. In addition, the Board has an Advisory Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. and the Investment Advisory Agreement between the Fund and DBAM. The Advisory Committee met once during the past fiscal year. The Board has a Nominating Committee composed of Messrs. Dobson, Wadsworth and Walbrol. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with Deutsche Bank Securities Inc. or DBAM. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund. The Nominating Committee met once during the past fiscal year.

      During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Dr. Strube and Mr. Wolff, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. Each incumbent Director, with the exception of Mr. Wolff attended at least 75% of the number of regular meetings of the Board.

      The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc. (which three funds, together with Deutsche Portfolios, an open-end investment company, represent the entire Fund Complex advised by the Manager and the Investment Adviser within the meaning of the applicable rules and regulations of the Securities and Exchange Commission) reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended October 31, 1997, and from the Fund and such other two funds for the year ended December 31, 1997, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                                Aggregate Compensation   Total Compensation From
        Name of Director               From Fund               Fund Complex
        ----------------        ----------------------    ----------------------
    Otto Wolff von Amerongen            $ 9,000                  $ 18,000
    Prof. Dr. Claus Kohler               10,500                    21,000
    Edward C. Schmults                   14,250                    28,500
    Hans G. Storr                        12,000                    24,750
    Dr. Juergen F. Strube                 9,750                    19,500
    Robert H. Wadsworth                  16,500                    48,750
    Werner Walbrol                       16,500                    32,250
                                        -------                  --------
                          Total         $88,500                  $192,750
                                        =======                  ========

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund, Deutsche Bank Securities Inc. or DBAM.

      The officers of the Fund other than as shown above are:


                                                              Principal Occupations
          Name          Age    Position with Fund            During Past Five Years
          -----         ---    ------------------            ----------------------
Kenneth J. Tarr         53     President and Chief           Executive Vice President,
                                 Executive Officer             Deutsche BankAG, New York
                                                               Branch. Chairman, Deutsche
                                                               Bank Trust Co. and Deutsche
                                                               Morgan Grenfell Investment
                                                               Management, Inc. (since 1997).
                                                               Principal, Weiss, Peck & Greer,
                                                               LLC. (1994-1997).

Robert R. Gambee        55     Chief Operating Officer       Director of Deutsche Bank Securities
                                 and Secretary                 Inc. (since 1992). First Vice
                                                               President of Deutsche Morgan Grenfell
                                                               Inc. (1987-1991). Secretary of
                                                               Deutsche Funds, Inc. (since 1997).

Joseph Cheung           39     Chief Financial Officer       Vice President (since 1996), Assistant Vice
                                 and Treasurer                 President (1994-1996) and Associate
                                                               (1991-1994) of Deutsche Bank Securities Inc.
                                                               Treasurer of Deutsche Funds, Inc.
                                                               (since 1997).

Laura Weber             26     Assistant Secretary and       Associate of Deutsche Bank Securities Inc.
                               Assistant Treasurer             (since 1997). Assistant Treasurer of
                                                               Deutsche Funds, Inc. (since 1997). Manager
                                                               of Raymond James Financial (1996-1997).
                                                               Portfolio Accountant of Oppenheimer Capital
                                                               (1995-1996).  Supervisor (1994-1995) and
                                                               Mutual Fund Accountant (1993-1994) of
                                                               Alliance Capital Management.

      The officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

             The Board unanimously recommends a vote FOR Proposal 1.
                                                     ---

      Required Vote. The affirmative vote of the holders of a plurality of the shares represented at the Meeting is required for the election of each Director.

                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

      A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending October 31, 1998. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

            The Board unanimously recommends a vote FOR Proposal 2.
                                                    ---

      Required Vote. The affirmative vote of the holders of majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending October 31, 1998.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of the Investment Adviser is located at Mainzer Landstrasse 16, 60325 Frankfurt am Main, Federal Republic of Germany. The corporate office of the Manager is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of May 25, 1998, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

       Name and Address                  Amount and Nature
      of Beneficial Owner             of Beneficial Ownership   Percent of Class
      -------------------             -----------------------   ----------------
Lazard Freres & Co. LLC(1)(2) ......          633,314                 5.21
30 Rockefeller Plaza
New York, New York 10020

----------
(1) This information is based exclusively on information provided by such person on a Schedule 13G filed with respect to the Fund on February 18, 1998. To the knowledge of management, as of May 25, 1998, no other Schedules 13D or 13G had been filed by any person who owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund.

(2) Such person reported that its beneficial ownership resulted from ownership of shares of the Common Stock of the Fund by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of such person.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1999 must be received by the Fund on or before January 25, 1999, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1997 to any stockholder upon request. Such requests should be directed by mail to: The Central European Equity Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-437-6269.


                                                    Robert R. Gambee
                                                    Chief Operating Officer
                                                    and Secretary

Dated: May 26, 1998

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

PROXY                THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The Central European Equity Fund, Inc. (the "Fund") held of record by the undersigned on May 25, 1998 at an Annual Meeting of Stockholders to be held on June 30, 1998 or any adjournment thereof.

1. ELECTION OF DIRECTORS.   [ ] FOR all nominees       [ ] WITHHOLDING AUTHORITY
                                listed below               to vote for all
                                (except as marked          nominees listed below
                                to the contrary below)

(Instruction: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

                                     CLASS I
                               (to serve until the
                      2001 Annual Meeting of Stockholders)
                                 Detlef Bierbaum
                              Michael W. R. Dobson
                               Edward C. Schmults

2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998.

       [ ] APPROVE             [ ] DISAPPROVE              [ ] ABSTAIN

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and to APPROVE Proposal 2.

     When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.

                                            ____________________________________
                                                    Name (please print)

                                            ____________________________________
                                             Name of Corporation (if applicable)

                                            (By)______________(Date)______  1998
                                                 (Signature)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.